News Release

Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:	Gregory C. Thompson	Richard Vatinelle
	Executive Vice President and	Vice President and
	Chief Financial Officer	Treasurer
	GregThompson@KEMET.com	InvestorRelations@KEMET.com
	954-595-5081	954-766-2819

KEMET ANNOUNCES PRELIMINARY FIRST QUARTER RESULTS EXCEED GUIDANCE
Fort Lauderdale, Florida (August 1, 2019) - KEMET Corporation (“KEMET” or the “Company”) (NYSE: KEM), a leading global supplier of passive electronic components, today reported preliminary results for its first fiscal quarter ended June 30, 2019.
First Quarter Highlights

•	Net sales of $345.2 million up 5.4% versus prior year first fiscal quarter

•	GAAP Diluted EPS up 13% versus prior year first fiscal quarter

•	GAAP EPS of $0.68 per diluted share

•	Non-GAAP EPS of $0.82 per diluted share up 49% versus prior year first fiscal quarter

•	GAAP Gross margin of 35.2% up 630 basis points versus prior year first fiscal quarter
Chief Executive Officer, William M. Lowe Jr. stated, “We started out this fiscal year with another great quarter with revenue at $345.2 million, up 5.4% compared to the prior year first fiscal quarter. We continue to separate ourselves from others in the industry with our consolidated gross margin continuing to grow to 35.2%. While we are not immune to many of the factors affecting the passive component space, we are insulated to some degree by our Ceramics product line that focuses on high capacitance large case ceramics where the market remains tight, and by our growing Polymer product line. Polymer now represents approximately 70.0% of our tantalum revenue including automotive grade polymer solutions. Gross profit of $121.6 million was up 28.3% compared to the same quarter last year and is reflective of the structural transformation within our cost structure and specialty focus over the past several years. As we look forward to the rest of our fiscal year, we expect adjusting inventory levels in the distribution channel, a slowdown in the automotive segment and Europe in general. However, going forward we expect to hold our gross margin in a similar range to this quarter from 33.5% to 35.0%, supported by our structural changes.”
GAAP operating income for the quarter ended June 30, 2019 was up 66.0% to $58.4 million compared to $35.2 million for the quarter ended June 30, 2018.
GAAP net income was $40.3 million or $0.68 per diluted share for the quarter ended June 30, 2019, compared to GAAP net income of $35.2 million or $0.60 per diluted share for the quarter ended June 30, 2018. Non-GAAP adjusted net income was $48.2 million or $0.82 per diluted share for the quarter ended June 30, 2019, compared to non-GAAP adjusted net income of $32.3 million or $0.55 per diluted share for the quarter ended June 30, 2018.
Greg Thompson, Chief Financial Officer stated, “Our balance sheet remains strong with cash and investments of approximately $217.3 million and net debt of $94.8 million as of June 30, 2019. Combined with the low-cost financing of our debt, our financial position will allow us to execute on our long-term growth strategy for the Company and provide the ability to return capital to our shareholders.”
Net income for the quarters ended June 30, 2019, March 31, 2019 and June 30, 2018 include various items affecting comparability as denoted in the GAAP to non-GAAP reconciliation table included hereafter.

About KEMET
The Company’s common stock is listed on the NYSE under the ticker symbol “KEM” (NYSE: KEM). At the Investor Relations section of our web site at http://www.kemet.com/IR, users may subscribe to KEMET news releases and find additional information about our Company. KEMET offers our customers the broadest selection of capacitor technologies in the industry, along with an expanding range of sensors, actuators, and electromagnetic compatibility solutions. KEMET operates manufacturing facilities and sales and distribution centers around the world. Additional information about KEMET can be found at http://www.kemet.com.
Cautionary Statement on Forward-Looking Statements
Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about the Company's financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets, in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates" or other similar expressions and future or conditional verbs such as “will,” “should,” “would,” and “could” are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise.
Factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate and could cause a write down of long-lived assets or goodwill; (ii) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased raw materials; (iii) changes in the competitive environment; (iv) uncertainty of the timing of customer product qualifications in heavily regulated industries; (v) economic, political, or regulatory changes in the countries in which we operate; (vi) difficulties, delays, or unexpected costs in completing the Company’s restructuring plans; (vii) acquisitions and other strategic transactions expose us to a variety of risks, including the ability to successfully integrate and maintain adequate internal controls over financial reporting in compliance with applicable regulations; (viii) our acquisition of TOKIN Corporation may not achieve all of the anticipated results; (ix) our business could be negatively impacted by increased regulatory scrutiny and litigation; (x) difficulties associated with retaining, attracting, and training effective employees and management; (xi) the need to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xii) exposure to claims alleging product defects; (xiii) the impact of laws and regulations that apply to our business, including those relating to environmental matters, data protection, cyber security and privacy; (xiv) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xv) changes impacting international trade and corporate tax provisions related to the global manufacturing and sales of our products may have an adverse effect on our financial condition and results of operations; (xvi) volatility of financial and credit markets affecting our access to capital; (xvii) default or failure of one or more of our counterparty financial institutions could cause us to incur significant losses; (xviii) the need to reduce the total costs of our products to remain competitive; (xix) potential limitation on the use of net operating losses to offset possible future taxable income; (xx) restrictions in our debt agreements that could limit our flexibility in operating our business; (xxi) failure to maintain effective internal controls over financial reporting; (xxii) service interruption, misappropriation of data, or breaches of security as it relates to our information systems could cause a disruption in our operations, financial losses, and damage to our reputation; (xxiii) economic and demographic experience for pension and other post-retirement benefit plans could be less favorable than our assumptions; (xxiv) fluctuation in distributor sales could adversely affect our results of operations; (xxv) earthquakes and other natural disasters could disrupt our operations and have a material adverse effect on our financial condition and results of operations; and (xxvi) volatility in our stock price.

KEMET CORPORATION AND SUBSIDIARIES
Condensed Consolidated Statements of Operations
(Amounts in thousands, except per share data)
(Unaudited)

	Quarters Ended June 30,
	2019	2018
Net sales	$345,242	$327,616
Operating costs and expenses:
Cost of sales	223,614	232,795
Selling, general and administrative expenses	47,885	48,542
Research and development	12,175	10,688
Restructuring charges	2,208	(96)
(Gain) loss on write down and disposal of long-lived assets	960	511
Total operating costs and expenses	286,842	292,440
Operating income	58,400	35,176
Non-operating (income) expense
Interest income	(809)	(378)
Interest expense	2,545	7,036
Other (income) expense, net	(726)	(11,371)
Income before income taxes and equity income (loss) from equity method investments	57,390	39,889
Income tax expense (benefit)	16,800	4,600
Income before equity income (loss) from equity method investments	40,590	35,289
Equity income (loss) from equity method investments	(250)	(69)
Net income	$40,340	$35,220

Net income per basic share	$0.69	$0.61
Net income per diluted share	$0.68	$0.60

Dividends declared per share	$0.05	$—

Weighted-average shares outstanding:
Basic	58,350	57,339
Diluted	59,055	59,038

KEMET CORPORATION AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(Amounts in thousands, except per share data)
(Unaudited)

	June 30, 2019	March 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$217,307	$207,918
Accounts receivable, net	154,522	154,059
Inventories, net	256,140	241,129
Prepaid expenses and other current assets	48,187	38,947
Total current assets	676,156	642,053
Property, plant and equipment, net of accumulated depreciation of $889,142 and $880,451 as of June 30, 2019 and March 31, 2019, respectively	518,310	495,280
Goodwill	40,294	40,294
Intangible assets, net	53,448	53,749
Equity method investments	14,238	12,925
Deferred income taxes	44,544	57,024
Other assets	44,216	16,770
Total assets	$1,391,206	$1,318,095
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$29,225	$28,430
Accounts payable	161,853	153,287
Accrued expenses	79,173	93,761
Income taxes payable	808	2,995
Total current liabilities	271,059	278,473
Long-term debt	282,871	266,041
Other non-current obligations	149,267	125,360
Deferred income taxes	11,214	8,806
Total liabilities	714,411	678,680
Stockholders’ equity:
Preferred stock, par value $0.01, authorized 10,000 shares, none issued	—	—
Common stock, par value $0.01, authorized 175,000 shares, issued 58,018 and 57,822 shares at June 30, 2019 and March 31, 2019, respectively	580	578
Additional paid-in capital	466,704	465,366
Retained earnings	241,635	204,195
Accumulated other comprehensive income (loss)	(32,124)	(30,724)
Total stockholders’ equity	676,795	639,415
Total liabilities and stockholders’ equity	$1,391,206	$1,318,095

KEMET CORPORATION AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(Amounts in thousands)
(Unaudited)

	Quarters Ended June 30,
Operating Activities:	2019	2018
Net income	$40,340	$35,220
Adjustments to reconcile net income to net cash provided by (used in) operating activities, net of effect of acquisitions:
Depreciation and amortization	14,259	13,097
Equity (income) loss from equity method investments	250	69
Non-cash debt and financing costs	894	229
(Gain) loss on derivative instruments designated as hedges	(8,264)	—
Stock-based compensation expense	2,725	4,060
Rent receivable	—	3,077
(Gain) loss on write down and disposal of long-lived assets	960	511
Pension and other post-retirement benefits	1,341	1,274
Change in deferred income taxes	14,895	951
Change in operating assets	(15,626)	(24,520)
Change in operating liabilities	(18,004)	(49,330)
Other	(57)	(488)
Net cash provided by (used in) operating activities	33,713	(15,850)
Investing activities:
Capital expenditures	(37,112)	(16,021)
Proceeds from dividend	433	772
Contributions to equity method investments	(2,000)	—
Net cash provided by (used in) investing activities	(38,679)	(15,249)
Financing activities:
Payments of long-term debt	—	(4,313)
Proceeds from long term debt	12,541	—
Proceeds from termination of derivative instruments	6,476	—
Principal payments on finance leases	(367)	—
Proceeds from exercise of stock options	30	275
Payment of dividends	(2,900)	—
Net cash provided by (used in) financing activities	15,780	(4,038)
Net increase (decrease) in cash, cash equivalents and restricted cash	10,814	(35,137)
Effect of foreign currency fluctuations on cash, cash equivalents and restricted cash	1,150	(7,061)
Cash, cash equivalents, and restricted cash, at beginning of fiscal period	207,918	286,846
Cash, cash equivalents, and restricted cash, at end of fiscal period	219,882	244,648
Less: Restricted cash at end of period	2,575	—
Cash and cash equivalents at end of period	$217,307	$244,648

Non-GAAP Financial Measures
The Company utilizes certain Non-GAAP financial measures, including “Adjusted gross margin,” “Adjusted operating income,” “Adjusted net income,” “Adjusted net income per basic and diluted share,” and “Adjusted EBITDA”. Management believes that investors may find it useful to review the Company’s financial results as adjusted to exclude items as determined by management as further described below. The Company also has presented above non-GAAP adjusted gross margin as projected for the second quarter of fiscal year 2020. A reconciliation of GAAP to non-GAAP adjusted gross margin is not provided because the Company does not forecast GAAP gross margin as it cannot, without unreasonable effort, estimate or predict with certainty various components of such measure.
Adjusted Gross Margin
Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided below. Management uses adjusted gross margin to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided below which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company.  Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with GAAP.
 The following table provides a reconciliation from non-GAAP Adjusted Gross margin to GAAP Adjusted gross margin, the most directly comparable GAAP measure (amounts in thousands, except percentages):

	Quarters Ended
	(Unaudited)
	June 30, 2019	March 31, 2019	June 30, 2018
Net sales	$345,242	$355,794	$327,616
Cost of sales	223,614	229,388	232,795
Gross margin (GAAP)	121,628	126,406	94,821
Gross margin as a % of net sales	35.2%	35.5%	28.9%
Non-GAAP adjustments:
Stock-based compensation expense	874	815	589
Plant start-up costs	34	(3,346)	753
Adjusted gross margin (non-GAAP)	$122,536	$123,875	$96,163
Adjusted gross margin as a % of net sales (non-GAAP)	35.5%	34.8%	29.4%
Adjusted SG&A Expenses
Adjusted SG&A expenses represents SG&A expenses excluding adjustments which are outlined in the quantitative reconciliation provided below. Management uses Adjusted SG&A expenses to facilitate our analysis and understanding of our business operations by excluding these items which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted SG&A expenses is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted SG&A expenses should not be considered as an alternative to SG&A expenses or any other performance measure derived in accordance with GAAP.

The following table provides a reconciliation from non-GAAP Adjusted SG&A to GAAP SG&A, the most directly comparable GAAP measure (amounts in thousands, except percentages):

	Quarters Ended
	(Unaudited)
	June 30, 2019	March 31, 2019	June 30, 2018
SG&A expenses (GAAP)	$47,885	$53,571	$48,542
Non-GAAP adjustments:
ERP integration costs/IT transition costs	1,215	3,117	1,650
Stock-based compensation expense	1,735	1,935	3,402
Legal expenses related to antitrust class actions	2,559	901	1,286
Adjusted SG&A expenses (non-GAAP)	$42,376	$47,618	$42,204
Adjusted Operating Income
Adjusted operating income represents operating income, excluding adjustments which are outlined in the quantitative reconciliation provided below. We use Adjusted operating income to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided below, which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted operating income is useful to investors to provide a supplemental way to understand our underlying operating performance and allows investors to monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted operating income should not be considered as an alternative to operating income or any other performance measure derived in accordance with GAAP.
The following table provides a reconciliation from non-GAAP Adjusted Operating income to GAAP Operating income, the most directly comparable GAAP measure (amounts in thousands, except percentages):

	Quarters Ended
	(Unaudited)
	June 30, 2019	March 31, 2019	June 30, 2018
Operating income (GAAP)	$58,400	$54,057	$35,176
Non-GAAP adjustments:
Restructuring charges	2,208	7,157	(96)
ERP integration/IT transition costs	1,215	3,117	1,650
Stock-based compensation expense	2,725	2,855	4,060
Legal expenses related to antitrust class actions	2,559	901	1,286
Plant start-up costs	34	(3,346)	753
(Gain) loss on write down and disposal of long-lived assets	960	49	511
Adjusted operating income (non-GAAP)	$68,101	$64,790	$43,340
Adjusted Net Income and Adjusted Net Income Per Share
“Adjusted net income” and “Adjusted net income per basic and diluted share” represent net income and net income per basic and diluted share excluding adjustments which are outlined in the quantitative reconciliation provided below. The Company believes that these Non-GAAP financial measures are useful to investors because they provide a supplemental way to understand the underlying operating performance of the Company and allows investors to monitor and understand changes in our ability to generate income from ongoing business operations.  Management uses these Non-GAAP financial measures to evaluate operating performance by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. Non-GAAP financial measures should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP.

The following table provides a reconciliation from non-GAAP Adjusted Net income to GAAP Net income, the most directly comparable GAAP measure (amounts in thousands, except percentages):

	Quarters Ended
	(Unaudited)
	June 30, 2019	March 31, 2019	June 30, 2018
GAAP
Net sales	$345,242	$355,794	$327,616
Net income	$40,340	$93,420	$35,220

Net income per basic share	$0.69	$1.60	$0.61
Net income per diluted share	$0.68	$1.58	$0.60

Non-GAAP
Net income (GAAP)	$40,340	$93,420	$35,220
Non-GAAP adjustments:
Restructuring charges	2,208	7,157	(96)
R&D grant reimbursements and grant income	(35)	(2)	(4,087)
ERP integration/IT transition costs	1,215	3,117	1,650
Stock-based compensation expense	2,725	2,855	4,060
Legal expenses/fines related to antitrust class actions	2,559	3,039	1,248
Net foreign exchange (gain) loss	(489)	2,316	(7,521)
Equity (income) loss from equity method investments	250	3,003	69
Plant start-up costs	34	(3,346)	753
(Gain) loss on write down and disposal of long-lived assets	960	49	511
(Gain) loss on early extinguishment of debt	—	(42)	—
Income tax effect of non-GAAP adjustments	(1,568)	(50,208)	451
Adjusted net income (non-GAAP)	$48,199	$61,358	$32,258
Adjusted net income per basic share (non-GAAP)	$0.83	$1.05	$0.56
Adjusted net income per diluted share (non-GAAP)	$0.82	$1.04	$0.55
Weighted average shares outstanding:
Weighted average shares-basic	58,350	58,233	57,339
Weighted average shares-diluted	59,055	58,975	59,038

Adjusted EBITDA
Adjusted EBITDA represents net income before net interest expense, income tax expense (benefit), and depreciation and amortization expense, adjusted to exclude certain items which are outlined in the quantitative reconciliation provided herein. We use Adjusted EBITDA to monitor and evaluate our operating performance and to facilitate internal and external comparisons of the historical operating performance of our business. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.
We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other adjustments to arrive at Adjusted EBITDA are excluded in order to better reflect our continuing operations.
In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments noted below. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.
Our Adjusted EBITDA measure has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

•	it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments;

•	it does not reflect changes in, or cash requirements for, our working capital needs;

•	it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt;

•
although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements;

•	it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows;

•	it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations;

•	it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and

•	other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure.
Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA as supplementary information.

The following table provides a reconciliation from non-GAAP Adjusted EBITDA to GAAP Net income, the most directly comparable GAAP measure (amounts in thousands):

	Quarters Ended
	(Unaudited)
	June 30, 2019	March 31, 2019	June 30, 2018
Net income (GAAP)	$40,340	$93,420	$35,220

Non-GAAP adjustments:
Interest expense, net	1,736	1,726	6,658
Income tax expense (benefit)	16,800	(48,660)	4,600
Depreciation and amortization	14,259	14,223	13,096
EBITDA (non-GAAP)	73,135	60,709	59,574
Excluding the following items:
Restructuring charges	2,208	7,157	(96)
R&D grant reimbursements and grant income	(35)	(2)	(4,087)
ERP integration/IT transition costs	1,215	3,117	1,650
Stock-based compensation expense	2,725	2,855	4,060
Legal expenses/fines related to antitrust class actions	2,559	3,039	1,248
Net foreign exchange (gain) loss	(489)	2,316	(7,521)
Equity (income) loss from equity method investments	250	3,003	69
(Gain) loss on early extinguishment of debt	—	(42)	—
Plant start-up costs	34	(3,346)	753
(Gain) loss on write down and disposal of long-lived assets	960	49	511
Adjusted EBITDA (non-GAAP)	$82,562	$78,855	$56,161